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                                                                EXHIBIT 10.32.4


                                  THIRD AMENDMENT TO
                                 TERM LOAN AGREEMENT


     THIS THIRD AMENDMENT TO TERM LOAN AGREEMENT (this "Third Amendment") is made and entered into as of the 21st day of February, 1997, by and between GENZYME TRANSGENICS CORPORATION, a Massachusetts corporation having its principal place of business at One Mountain Road, Framingham, Massachusetts 01701 (the "Borrower"), and THE FIRST NATIONAL BANK OF BOSTON (the "Bank"), a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110.

     WHEREAS, the Borrower and the Bank entered into a Term Loan Agreement dated as of December 15, 1995, as amended by the First Amendment to Term Loan Agreement dated as of March 29, 1996 and the Second Amendment to Term Loan Agreement dated as of October 1, 1996 (as further amended and in effect from time to time, the "Credit Agreement") pursuant to which the Bank extended credit to the Borrower on the terms set forth therein;

     WHEREAS, the Bank and the Borrower have agreed to amend the Credit Agreement as hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.

     2.   Amendment to Term Loan Agreement.  Effective as of December 30, 1996,
Section 7.2(a)(ix) of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

     "and (ix) Indebtedness of (a) TSI Corporation to Finova Technology Finance, Inc. (formerly Financing for Science International, Inc. ("Finova")) pursuant to the terms of the Master Equipment Lease Agreement dated as of September 27, 1994 by and between TSI Corporation and Financing for Science International, Inc., and of the Parent, Argus Research Laboratories, Inc., TSI Mason Laboratories, Inc., TSI Redfield Laboratories, Inc., and TSI Washington Laboratories, Inc. to Finova pursuant to guaranties of such lease; and (b) the Parent to Transamerica Business Credit Corporation ("TBCC") pursuant to the terms of the Master Lease Agreement dated as of December 30, 1996 by and between TBCC and the Parent, and of TSI Corporation, BioDevelopment Laboratories, Inc., TSI Mason Laboratories, Inc., TSI Washington Laboratories, Inc., TSI Redfield Laboratories, Inc., and Argus Research Laboratories, Inc. to TBCC pursuant to guaranties of such lease provided that the aggregate outstanding amount of all such Indebtedness shall not exceed $5,300,000."



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     3.   Ratification, etc.

     Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Third Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Third Amendment. By executing this Third Amendment where indicated below, the Guarantor hereby ratifies and confirms its guaranty of the Obligations pursuant to the terms of the Guaranty, as amended, and acknowledges and consents to the terms of this Third Amendment.

     4.   GOVERNING LAW.

     THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

     5. Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. A complete set of counterparts shall be lodged with the Bank.

     6. Effectiveness. This Third Amendment shall become effective upon its execution and delivery by the respective parties hereto.

     7. Entire Agreement. THE CREDIT AGREEMENT AS AMENDED REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement under seal as of the date first set forth above.

                              THE BORROWER:

                              GENZYME TRANSGENICS CORPORATION



                              By: /s/ John B. Green
                                  ------------------------
                                   Name:  John B. Green
                                   Title:  Vice President


                              Address of the Borrower:

                              One Mountain Road
                              Framingham, MA  01701
                              Tel:  (508) 872-8400
                              Fax:  (508) 872-0827


                              THE BANK:

                              THE FIRST NATIONAL BANK OF BOSTON



                              By: /s/ Elizabeth C. Everett
                                  ------------------------
                                   Name:  Elizabeth C. Everett
                                   Title:  Vice President

                                   Address:

                                   100 Federal Street
                                   Boston, MA 02110
                                   Tel:   617-434-2318
                                   Fax:  617-434-0819


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ACCEPTED AND AGREED
TO BY:

The Guarantor:

GENZYME CORPORATION


By: /s/ Evan M. Lebson
------------------------------------
Title:  Vice President and Treasurer

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